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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


                                 July, 24, 1998
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                             POWER EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                000-09419                   84-0811647
------------------------      -------------------       -----------------------
(State of Incorporation)      Commission File No.      (IRS Employer Ident. No.)


                        Suite 201, 5020 Collinwood Ave.,
                             Ft. Worth, Texas 76107
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (817) 377-4460
                         -------------------------------
                         (Registrant's telephone number)


                            Titan Energy Corp., Inc.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS.

Name Change and Authorization of Preferred Stock

         At its Annual Meeting of Shareholders held on July 24, 1998, the Company's Shareholders voted to amend the corporation's Articles of Incorporation to change its name from Titan Energy Corporation to Power Exploration, Inc.

         In addition, the Company's Shareholders voted to change the company's domicile from the state of Colorado to the state of Nevada Shareholders approved the proposal to amend the Articles of Incorporation and authorized 50 million shares of common stock at par value of $0.02. The shareholders also approved the proposal to amend the Articles of Incorporation and approved authorization of 10 million non-voting, 8 percent preferred stock.

Private Placement Memorandum

         At an Executive Committee meeting held on January 11, 1999, the Company authorized the creation of a private placement memorandum for the purpose of raising additional capital through the issuance of restricted equities. The number of shares to be authorized for this placement will be two million at a price of $1.00 per share, less legal and accounting fees.

         The entire amount of authorized shares in the private placement memorandum will not be required to be placed before the issuance of shares begins nor will it be required for the entire issue to be placed.



ITEM 7.           EXHIBITS.

EX-2        SPECIAL ACTION BY THE EXECUTIVE COMMITTEE OF POWER EXPLORATION, INC.
            DATED JANUARY 11, 1999.

EX-99 PRESS RELEASE DATED JULY 27, 1998. TITAN ENERGY SHAREHOLDERS APPROVE NAME CHANGE TO POWER EXPLORATION, INC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    POWER EXPLORATION, INC.


Date:    January  19, 1999                          /s/ MARK S. ZOUVAS
                                                   --------------------------
                                                   Mark S. Zouvas
                                                   Chief  Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
 NUMBER     DESCRIPTION
--------    -----------
EX-2        SPECIAL ACTION BY THE EXECUTIVE COMMITTEE OF POWER EXPLORATION, INC.
            DATED JANUARY 11, 1999.

EX-99       PRESS RELEASE DATED JULY 27, 1998. TITAN ENERGY SHAREHOLDERS APPROVE
            NAME CHANGE TO POWER EXPLORATION, INC.